Convertible Loan	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
CONVERTIBLE LOAN

Note 9:- CONVERTIBLE LOAN

During December 2020, the Company received an amount of $1,641 as part and on the account of an additional advance investment agreement in a total amount of $12,978 (the “Advanced Amount”) which was entered into during the first quarter of 2021. The advance investment amount is convertible into an equity investment in the Company upon the occurrence of certain events.

The advance investment agreements above were presented as liabilities on the consolidated balance sheet at fair value in accordance with ASC 480 “Distinguishing Liabilities from Equity”, as their conversion upon an Equity Financing or Liquidity Event requires the delivery of a variable number of shares at a fixed value known at inception (i.e. principal amount). The liability then, will be remeasured every reporting period with any change to fair value recorded within financial expenses in the statements of operations.

As a result of the Merger and the recapitalization pursuant to the Merger Agreement (see Note 3), the convertible loan was fully converted to ordinary shares and classified as equity. Upon recapitalization, the $30.84 million convertible loan was converted into 3,205,020 Ordinary Shares and the derivative liability was eliminated.